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EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned hereby certifies that the Form 10-Q Quarterly

Report of Quaker Chemical Corporation (the “Company”)

for the
quarterly period ended March 31, 2021 filed with

the Securities and Exchange Commission (the “Report”) fully

complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition

and results of operations of the Company.

Dated: May 6, 2021

/s/ Shane W.

Hostetter

Shane W.

Hostetter

Chief Financial Officer of Quaker Chemical Corporation